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Exhibit 10.54

AMENDMENT NO. 2

        This Amendment No. 2 ("Amendment No. 2") to the Collaborative Research and License Agreement effective July 9, 2001 ("Agreement") is made by and between ISIS PHARMACEUTICALS, INC. ("Isis"), a Delaware corporation, with its principal office at 2292 Faraday Avenue, Carlsbad, California 92008 and APPLERA CORPORATION, a Delaware corporation, through the CELERA GENOMICS GROUP, ("Celera"), having a principal place of business at 45 West Gude Drive, Rockville, Maryland 20850. Celera and Isis may be referred to herein individually as a "Party" and collectively as the "Parties." This Amendment shall be effective as of the date of last signature below by an authorized representative of the Parties.

        WHEREAS, PE Corporation (NY) through the Celera Genomics Group and Isis entered into the Agreement effective July 9, 2001 to collaborate to generate information on gene function for up to two-hundred fifty (250) gene targets;

        WHEREAS, PE Corporation (NY) has been liquidated and all of its assets, subject to all of its liabilities, have been transferred to Applera Corporation as of July 1, 2002, and, in accordance with Section 12.2 of the Agreement, the Agreement, and Amendment No. 1 dated April 22, 2002 shall be binding upon Applera Corporation and shall be deemed to include the name of Applera Corporation to the extent necessary to carry out the intent of the Agreement and Amendment No. 1 together with this Amendment No. 2.

        WHEREAS, Celera and Isis desire to amend the Agreement to extend the Research Term.

        NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the Parties agree to amend the Agreement as follows:

  1.
  Section 1.40, Research Term is hereby deleted and replaced with language that reads as follows:

    "Research Term" means the period commencing on the Effective Date and terminating twenty three (23) months thereafter (or such earlier date as of which this Agreement is terminated hereunder).

  2.
  This Amendment will be attached to the Agreement and incorporated therein. All other terms of the Agreement will remain in full force and effect.

APPLERA CORPORATION Through the Celera Genomics Group			ISIS PHARMACEUTICALS, INC.
By:	/s/ MARK D. ADAMS, PH.D.		By:	/s/ B. LYNNE PARSHALL
	Name:	Mark D. Adams, Ph.D.		Name:	B. Lynne Parshall
	Title:	Vice President, Genome Programs		Title:	Executive Vice President
Date: January 15, 2003			Date: January 22, 2003

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  Exhibit 10.54